UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2019

BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, GA	30067
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 953-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

BlueLinx Holdings Inc. ("BlueLinx" or "the Company") is furnishing this Form 8-K/A to make certain changes to the fourth quarter 2017 (quarter to date only) supplementary pro forma financial information that was included in its fourth quarter 2018 earnings press release and webcast conference call slides, which were furnished as exhibits 99.1 and 99.2, respectively, to its Current Report on Form 8-K dated March 13, 2019 (the “March 13 Form 8-K”).

The fourth quarter 2017 supplementary pro forma depreciation and amortization should have been $6.8 million, not $11.1 million. This change results in an update to the fourth quarter 2017 pro forma net income which should have been $57.1 million rather than $52.8 million.

These changes do not affect any of the Company's 2017 full-year pro forma results, any other fourth quarter 2017 pro forma results, or any of the Company's 2018 fourth quarter or full-year pro forma or reported GAAP or non-GAAP results.

This Form 8-K/A is not intended to, nor does it, reflect events occurring after the filing of the March 13 Form 8-K, and the Company's fourth quarter 2018 earnings press release and webcast conference call slides that were included with the March 13 Form 8-K are not being modified or updated in any way other than as necessary to reflect the change regarding fourth quarter 2017 pro forma financial information described above.

Item 2.02    Results of Operations and Financial Condition

A copy of the Company's fourth quarter 2018 earnings press release, as revised to reflect the changes to its fourth quarter 2017 supplementary pro forma net income and depreciation and amortization described in the Explanatory Note above, is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7.01    Regulation FD Disclosure

A copy of the Company's fourth quarter 2018 webcast conference call slides as revised to reflect the changes to its fourth quarter 2017 supplementary pro forma net income and depreciation and amortization described in the Explanatory Note above, is attached hereto as Exhibit 99.2 and hereby incorporated by reference.

Item 9.01     Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description
99.1	Revised press release, dated March 13, 2019, reporting financial results for the fiscal fourth quarter ended December 29, 2018
99.2	Revised webcast conference call slides used during webcast conference call on March 13, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.
(Registrant)

Dated: March 13, 2019	By:	/s/ Susan C. O’Farrell
Susan C. O’Farrell
Senior Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer